Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT

TO

SYNDICATED FACILITY AGREEMENT

dated as of

February 18, 2016

among

CIVEO CORPORATION,

CIVEO U.S. HOLDINGS LLC,

CIVEO CANADA INC.,

CIVEO PREMIUM CAMP SERVICES LTD.,

CIVEO PTY LIMITED

and

CIVEO MANAGEMENT LLC,

as Borrowers

THE LENDERS NAMED HEREIN,

ROYAL BANK OF CANADA,
as Administrative Agent, U.S. Collateral Agent,
Canadian Administrative Agent, Canadian Collateral Agent
and an Issuing Bank,

and

RBC EUROPE LIMITED,
as Australian Administrative Agent, Australian Collateral Agent
and an Issuing Bank,

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RBC CAPITAL MARKETS,1
as Lead Arranger and Sole Bookrunner

  1 RBC Capital Markets is the global brand name of the corporate and investment banking business of Royal Bank of Canada and its affiliates.

SECOND AMENDMENT TO SYNDICATED FACILITY AGREEMENT

THIS SECOND AMENDMENT TO SYNDICATED FACILITY AGREEMENT (this “Second Amendment”), dated as of February 18, 2016 is among CIVEO CORPORATION, a corporation incorporated under the laws of the Province of British Columbia (the “Parent Borrower”), CIVEO U.S. HOLDINGS LLC, a Delaware limited liability company (formerly Civeo USA Corp., a Delaware corporation) (the “Original U.S. Borrower”), CIVEO MANAGEMENT LLC, a Delaware limited liability company (the “Additional U.S. Borrower”, together with the Original U.S. Borrower, the “U.S. Borrowers”), CIVEO CANADA INC., a corporation amalgamated under the laws of the Province of Alberta (the “Canadian Parent”), CIVEO PREMIUM CAMP SERVICES LTD., a corporation amalgamated under the laws of the Province of Alberta (“Civeo Premium” and, together with the Canadian Parent, the “Canadian Borrowers”), CIVEO PTY LIMITED ACN 003 657 510, an Australian proprietary limited company (the “Australian Borrower” and, together with the Parent Borrower, the Original U.S. Borrower and the Canadian Borrowers, the “Existing Borrowers”; the Existing Borrowers, together with the Additional U.S. Borrower, the “Borrowers”), the Lenders party hereto (the “Lenders”), the Issuing Banks, the Swing Line Lenders, the ROYAL BANK OF CANADA, as administrative agent for the U.S. Lenders, as U.S. collateral agent for the Lenders, as administrative agent for the Canadian Lenders and as Canadian collateral agent for the Lenders, and RBC EUROPE LIMITED, as administrative agent for the Australian Lenders and as Australian collateral agent for the Lenders.

R E C I T A L S

A.     The Existing Borrowers, the Agents and the Lenders are parties to that certain Syndicated Facility Agreement, dated as of May 28, 2014 (as amended by the First Amendment to Syndicated Facility Agreement dated as of May 13, 2015, the “Credit Agreement” and, as amended by this Second Amendment, the “Amended Credit Agreement”), pursuant to which the Lenders have made certain loans to and other extensions of credit on behalf of the Borrowers.

B.     The Existing Borrowers, the Agents, the Issuing Banks, the Swing Line Lenders and the Lenders desire to amend certain provisions of the Credit Agreement.

C.     The Additional U.S. Borrower desires to join the Amended Credit Agreement as a Borrower thereunder and the Agents, the Issuing Banks, the Swing Line Lenders and the Lenders desire to consent to such joinder, and as of the Second Amendment Effective Date, the Additional U.S. Borrower has requested the U.S. Lenders to extend credit in the form of U.S. Revolving Credit Loans to the Additional U.S. Borrower from time to time.

D.     The Borrowers have requested and the Agents, the Issuing Banks, the Swing Line Lenders and the requisite Lenders agree to consent to certain transactions described herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.     Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Amended Credit Agreement. Unless otherwise indicated, all article and section references in this Second Amendment refer to articles and sections of the Amended Credit Agreement.

Section 2.     Amendments to Credit Agreement. Effective as of the Second Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)     The first paragraph of the Credit Agreement is amended in its entirety to read as follows:

THIS SYNDICATED FACILITY AGREEMENT dated as of May 28, 2014 (as amended, supplemented or modified from time to time, this “Agreement”), is among CIVEO CORPORATION, a corporation incorporated under the laws of the Province of British Columbia (the “Parent Borrower”), CIVEO U.S. HOLDINGS LLC (f/k/a Civeo USA Corp.), a Delaware corporation (the “Original U.S. Borrower”), CIVEO MANAGEMENT LLC, a Delaware limited liability company (the “Additional U.S. Borrower”, together with the Original U.S. Borrower, the “U.S. Borrowers”), CIVEO CANADA INC., a corporation amalgamated under the laws of the Province of Alberta

(the “Canadian Parent”), CIVEO PREMIUM CAMP SERVICES LTD., a corporation amalgamated under the laws of the Province of Alberta (“Civeo Premium” and, together with the Canadian Parent and the Parent Borrower, the “Canadian Borrowers”), CIVEO PTY LIMITED ACN 003 657 510, an Australian proprietary limited company (the “Australian Borrower” and, together with the U.S. Borrowers and the Canadian Borrowers, the “Borrowers”), the Lenders (as defined in Article I), ROYAL BANK OF CANADA (“RBC”), as administrative agent (in such capacity, the “Administrative Agent”) for the U.S. Lenders, as U.S. collateral agent (in such capacity, the “U.S. Collateral Agent”) for the Lenders, as administrative agent (in such capacity, the “Canadian Administrative Agent”) for the Canadian Lenders (as defined in Article I) and as Canadian collateral agent (in such capacity, the “Canadian Collateral Agent”) for the Lenders, and RBC EUROPE LIMITED (“RBC Europe”), as administrative agent (in such capacity, the “Australian Administrative Agent”) for the Australian Lenders (as defined in Article I) and as Australian collateral agent (in such capacity, the “Australian Collateral Agent”) for the Lenders.

(b)     The definition of “Applicable Borrower” is amended in its entirety to read as follows:

“Applicable Borrower” shall mean (a) the Parent Borrower, with respect to the

Canadian Term Loan Facility or the Canadian Tranche B Revolving Credit Facility, (b)

the applicable U.S. Borrower, with respect to the U.S. Revolving Credit Facility, (c) the Original U.S. Borrower, with respect to the U.S. Term Loan Facility, (d) the applicable Canadian Borrower, with respect to the Canadian Tranche A Revolving Credit Facility and (e) the Australian Borrower, with respect to the Australian Revolving Credit Facility.

(c)     The definition of “Applicable Percentage” is amended in its entirety to read as follows:

“Applicable Percentage” shall mean, for any day, with respect to any Eurocurrency Loan, ABR Loan, B/A Loan, Canadian Prime Rate Loan, U.S. Base Rate Loan, BBSY Rate Loan or the Commitment Fee, the applicable percentage set forth below under the applicable caption, based upon the Leverage Ratio as of the relevant date of determination:

Leverage Ratio	Eurocurrency/BBSY Rate/B/A Spread	ABR, Canadian Prime Rate and U.S. Base Rate Spread	Commitment Fee Percentage

Category 1	2.25%	1.25%	0.51%

Less than 2.00 to 1.00

Category 2	2.50%	1.50%	0.56%

Greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00

Category 3	2.75%	1.75%	0.62%

Greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00

Category 4	3.00%	2.00%	0.68%

Greater than or equal to 3.00 to 1.00 but less than 3.50 to 1.00

Category 5	3.50%	2.50%	0.79%

Greater than or equal to 3.50 to 1.00 but less than 4.00 to 1.00

Category 6	4.00%	3.00%	0.90%

Greater than or equal to 4.00 to 1.00 but less than 4.50 to 1.00

Category 7	4.50%	3.50%	1.01%

Greater than or equal to 4.50 to 1.00 but less than 5.00 to 1.00

Category 8	5.00%	4.00%	1.13%

Greater than or equal to 5.00 to 1.00

(d)      The definition of “Confidential Information Memorandum” is hereby deleted.

(e)       The definition of “Fee Letter” is amended in its entirety to read as follows:

“Fee Letter” shall mean, collectively, (a) the letter agreement dated as of April 4, 2014 between the Original U.S. Borrower and RBC, (b) the letter agreement dated as of the First Amendment Effective Date between the Parent Borrower and RBC and (c) the letter agreement dated as of the First Amendment Effective Date among the Parent Borrower and RBC on behalf of certain of the Lenders.

(f)        The definition of “Foreign Subsidiary” is hereby amended by replacing “the U.S. Borrower” in clause (b) with “a U.S. Borrower”.

(g)       The definition of “Inversion Transaction” is amended in its entirety to read as follows:

“Inversion Transaction” shall mean the transactions among the Parent Borrower and its subsidiaries (including the Original U.S. Borrower and its subsidiaries prior to such transactions) as described in the Inversion Documents.

(h)        The definition of “U.S. Owned Subsidiary” is hereby amended by replacing “the U.S. Borrower” in clause (i) with “either U.S. Borrower”.

(i)     The definition of “U.S. Subsidiary Guarantor” is hereby amended by replacing “the U.S. Borrower” with “the Original U.S. Borrower”.

(j)     The definition of “U.S. Term Loan” is amended in its entirety as follows:

“U.S. Term Loan” shall mean the U.S. dollar-denominated term loans made by the U.S. Term Lenders to the Original U.S. Borrower. Subsequent to the prepayment of the U.S. Term Loans pursuant to Section 4 of the First Amendment, the U.S. Term Lenders will hold U.S. Term Loans in the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “U.S. Term Loans.”

(k)     Except as otherwise expressly amended in this Second Amendment, each reference to “the U.S. Borrower” shall be amended to refer to “the U.S. Borrowers”.

(l)     The last sentence of Section 1.03(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

Each Canadian Borrower (other than the Parent Borrower), each U.S. Borrower and the Australian Borrower hereby ratifies any and all acts which any of its Attorneys shall do in order to execute on its behalf, or in connection with, the Documents mentioned herein.

(m)     Section 2.03(a) of the Credit Agreement is hereby amended by: (i) replacing “the U.S. Borrower” in the first sentence with “the applicable U.S. Borrower” and (ii) replacing “the U.S. Borrower” in the second sentence with “such U.S. Borrower”.

(n)     The first sentence of Section 2.04(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

Each U.S. Borrower hereby, jointly and severally, unconditionally promises to pay to the Administrative Agent for the account of each U.S. Revolving Lender holding U.S. Revolving Credit Loans the then unpaid principal amount of each such Revolving Credit Loan of such Lender on the Maturity Date.

(o)     The first sentence of Section 2.04(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

The Original U.S. Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each U.S. Term Lender holding U.S. Term Loans the principal amounts set forth in Part A of Schedule 2.04 on each corresponding date set forth on such schedule; provided that the Administrative Agent shall promptly update Part A of Schedule 2.04 upon any repayment or prepayment of U.S. Term Loans, which updated schedule shall become effective upon delivery to the Parent Borrower.

(p)     Section 2.05(a)(i) of the Credit Agreement is hereby amended in its entirety to read as follows:

Each U.S. Borrower agrees to pay, jointly and severally, to each U.S. Revolving Lender, through the Administrative Agent, on the last Business Day of March, June, September and December in each year, a commitment fee (the “U.S. Commitment Fee”) equal to the Applicable Percentage on the daily unused amount of the U.S. Revolving Commitments of such U.S. Revolving Lender to make U.S. Revolving Credit Loans to the U.S. Borrowers during the preceding quarter. The U.S. Commitment Fee shall be computed on the basis of the actual number of days elapsed in a year of 360 days.

(q)     Section 2.05(c) of the Credit Agreement is hereby amended by replacing the clause “The U.S. Borrower agrees to pay” with “Each U.S. Borrower agrees to pay, jointly and severally”.

(r)     Section 2.12 of the Credit Agreement is hereby amended by adding the following new subsection (d):

(d)     If at any time the aggregate amount of cash and Permitted Investments on hand at the Parent Borrower and its Subsidiaries exceeds $40,000,000 for a period of more than three consecutive Business Days, make mandatory prepayments of Revolving Credit Loans (or, in respect of Bankers’ Acceptances, defease such Bankers’ Acceptances in accordance with the procedures set forth in Section 2.11(a)) in an amount equal to the lesser of (a) an amount sufficient to reduce the aggregate amount of cash and Permitted Investments on hand at the Parent and its Subsidiaries after such prepayment to below $40,000,000 or (b) an amount sufficient to repay all Revolving Credit Loans outstanding hereunder, in each case, such prepayment shall be made within two Business Days.

(s)     Section 3.05 is hereby amended in their entirety as follows:

The Parent Borrower has heretofore furnished to the Lenders the audited combined balance sheets and related combined statements of income, comprehensive income, changes in net investment, and cash flows of the Original U.S. Borrower, as of and for the year ended December 31, 2014. Such financial statements in each case present fairly, in all material respects, the financial condition of the Original U.S. Borrower, as of such date and for such period. Such financial statements and the notes thereto, disclose all material liabilities, direct or contingent, of the accommodations business and the Original U.S. Borrower, as applicable, as of the date thereof. Such financial statements were prepared in accordance with GAAP.

(t)     Section 4.01 of the Credit Agreement is amended by adding the following new subsection (d) and revising the last paragraph in its entirety as follows:

(d)      Immediately after giving effect to such Borrowing, no mandatory prepayment would be required under Section 2.12(d).

Each Credit Event shall be deemed to constitute a representation and warranty by the Borrowers on the date of such Credit Event as to the matters specified in paragraphs (b), (c) and (d) of this Section 4.01.

(u)     Section 6.04(i)(ii) of the Credit Agreement is amended in its entirety as follows:

(ii)     the Parent Borrower would (A) be in compliance with the covenants set forth in Section 6.10 and (B) after giving effect to such Permitted Acquisition, have a Leverage Ratio less than the Leverage Ratio immediately prior to such Permitted Acquisition, in each case as of the most recently completed period of four consecutive fiscal quarters ending prior to such transaction for which the financial statements required by Section 5.04(a) or 5.04(b) have been delivered or for which comparable financial statements have been filed with the SEC, after giving pro forma effect to such transaction and to any other event occurring during or after such period as to which pro forma recalculation is appropriate (including any Asset Sale and any other transaction described in this Section 6.04(i) occurring during or after such period) as if such transaction had occurred as of the first day of such period;

(v)     Section 6.06 of the Credit Agreement is amended by replacing “January 1, 2016” with “January 1, 2017”.

(w)     Section 6.11 of the Credit Agreement is amended in its entirety to read as follows:

Maximum Leverage Ratio. Permit the Leverage Ratio for any period of four consecutive fiscal quarters of the Parent Borrower, in each case taken as one accounting period, as of the last day of any fiscal quarter, to be greater than:

Fiscal Quarter Ending	Leverage Ratio
Any fiscal quarter ending on or prior to December 31, 2015	4.00:1.00
March 31, 2016	4.25:1.00
June 30, 2016	5.25:1.00
September 30, 2016 and December 31, 2016	5.50:1.00
March 31, 2017 and June 30, 2017	5.25:1.00
September 30, 2017 and December 31, 2017	5.00:1.00
March 31, 2018	4.75:1.00
June 30, 2018	3.75:1.00
September 30, 2018 and thereafter	3.50:1.00

(x)     Section 9.01(a)(ii) of the Credit Agreement is amended by replacing “the U.S. Borrower” with “a U.S. Borrower”.

(y)     Section 9.08 of the Credit Agreement is amended by adding the following paragraph at the end thereof:

Notwithstanding anything to the contrary contained in this Section 9.08 or any other provision of this Agreement or any other Loan Document, the Security Documents and related documents in connection with this Agreement and the other Loan Documents may be in a form reasonably determined by the Administrative Agent and the Collateral Agent and may be, together with this Agreement, amended, supplemented and waived with the consent of the Administrative Agent and the Collateral Agent at the request of the Borrower without the need to obtain the consent of any other Lender if such amendment, supplement or waiver is delivered in order (i) to comply with local law or advice of local counsel, or (ii) to cause such Security Documents or other documents to be consistent with this Agreement and the other Loan Documents.

Section 2.     Addition of Additional U.S. Borrower as a Borrower under the Amended Credit Agreement. The Additional U.S. Borrower hereby agrees to be bound by all of the terms, conditions and provisions of the Amended Credit Agreement and the other Loan Documents to which it becomes a party (and in furtherance thereof, the Additional U.S. Borrower ratifies and confirms, as to itself, all such terms, conditions and provisions) and, effective on the Second Amendment Effective Date, becomes a party to the Amended Credit Agreement as a Borrower with the same effect as if it were an original signatory to the Credit Agreement. From and after the Second Amendment Effective Date, the Additional U.S. Borrower shall have the rights and obligations of a Borrower under the Amended Credit Agreement and under the other Loan Documents and shall be bound by the terms, conditions and provisions thereof.

Section 3.     Reduction of Canadian Tranche B Revolving Commitments and Partial Repayment of U.S. Term Loans. The Borrowers agree that on the Second Amendment Effective Date, (i) the U.S. Term Loans will be prepaid in the aggregate principal amount of $25,000,000 and (ii) the Canadian Tranche B Revolving Commitment will be permanently reduced to an aggregate amount of $100,000,000.

Section 4.     Consent Fees. The Borrowers agree to pay to the Administrative Agent (a) for the account of each Lender that (i) notifies the Administrative Agent (or its counsel) that it has consented to this Second Amendment and (ii) delivers evidence satisfactory to the Administrative Agent that it has obtained all credit and other internal approvals necessary to enter into this Second Amendment, in each case at or prior to 2:00 p.m., New York City time, on February 17, 2016, a consent fee (the “Consent Fees”) in an amount equal to 0.25% of the aggregate principal amount of the outstanding U.S. Term Loans, Canadian Term Loans, the U.S. Revolving Commitment, the Canadian Tranche A Revolving Commitment, the Canadian Tranche B Revolving Commitment and the Australian Revolving Commitment of such Lender as of the Second Amendment Effective Date, after giving effect to the Amended Credit Agreement.

Section 5.     Conditions Precedent. This Second Amendment shall not be deemed to be effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.08 of the Credit Agreement) (the “Second Amendment Effective Date”):

(a)     The Administrative Agent shall have received from the Required Lenders, the Borrowers and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Persons.

(b)     The Administrative Agents and the Lead Arranger shall have received all Fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Agents) required to be reimbursed or paid by the Borrowers hereunder, under the Credit Agreement or under any other Loan Document.

(c)     The representations and warranties set forth in Article III of the Amended Credit Agreement and in each other Loan Document shall be true and correct in all material respects (provided that to the extent any representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranty is true and correct in all material respects (provided that to the extent any such representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) as of such earlier date.

(d)     No Default or Event of Default shall have occurred and be continuing, after giving effect to the terms of this Second Amendment.

(e)     The Administrative Agent shall have received, on behalf of itself, the other Agents, the Lenders and the Issuing Banks:

(i)     any Note requested by a Lender pursuant to Section 2.04 of the Amended Credit Agreement payable to such requesting Lender;

(ii)     a favorable written opinion of Simpson Thacher & Bartlett LLP, U.S. counsel for the Additional U.S. Borrower (A) dated on or about the Second Amendment Effective Date, (B) addressed to the Agents and the Lenders, and (C) covering such matters relating to the Loan Documents in respect of the jurisdiction of the relevant counsel as the Administrative Agent shall reasonably request, and the Additional U.S. Borrower hereby requests such counsel to deliver such opinion;

(iii)     a certificate as to the good standing or tax status of the Additional U.S. Borrower as of a recent date, from the Secretary of State or other relevant Governmental Authority of the state of its organization;

(iv)     a certificate of the Secretary or Assistant Secretary (or such other corporate officer satisfactory to the Administrative Agent) of the Additional U.S. Borrower dated as of the Second Amendment Effective Date and certifying (1) that attached thereto is a true and complete copy of the organizational documents of such Borrower as in effect on the Second Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (2) below, (2) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or persons performing similar functions) of such Borrower authorizing the Transactions to be entered into by such Borrower and the execution, delivery and performance of the Loan Documents to which such person is a party and the borrowings under the Amended Credit Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (3) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Borrower;

(v)     a certificate, dated the Second Amendment Effective Date and signed by a Financial Officer of the Parent Borrower, certifying compliance with the conditions precedent set forth in Section 4.01(b) and (c) of the Amended Credit Agreement; and

(vi)     such other documents as Administrative Agent or special counsel to Administrative Agent may reasonably request.

Section 6.     Representations and Warranties. As of the date hereof, each Borrower hereby represents and warrants to the Administrative Agent and each of the Lenders as follows:

(a)     The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects (provided that to the extent any representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranty is true and correct in all material respects (provided that to the extent any such representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) as of such earlier date.

(b)     No Default or Event of Default has occurred and is continuing.

Section 7.     Miscellaneous.

(a)     Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, are hereby ratified and confirmed by the Borrowers and shall remain in full force and effect following the effectiveness of this Second Amendment. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrowers or the other Loan Parties that would require the waiver or consent of the Administrative Agents or the Lenders.

(b)     Ratification and Affirmation. Each of the Borrowers hereby (a) acknowledges the terms of this Second Amendment and (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby.

(c)     Limited Waiver of Certain Notice Requirements. Solely for purposes of the prepayment of the U.S. Term Loans and the permanent reduction of the Canadian Tranche B Revolving Commitment, in each case, in accordance with Section 9.08 of the Credit Agreement, the Lenders party hereto hereby (a) waive the requirement under Section 2.09(c) of the Credit Agreement that the Canadian Borrowers provide three Business Days’ prior irrevocable written notice in connection with such permanent reduction of the Canadian Tranche B Revolving Commitments and (b) waive the requirement under Section 2.11(a) of the Credit Agreement that the U.S. Borrower provide prior written notice as set forth therein in connection with the prepayment of the U.S. Term Loans. The waivers by the Lenders described in this Section 7(c) shall not be construed to be a consent to, or a permanent waiver of, Sections 2.09(c) or 2.11(a) of the Credit Agreement, or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Loan Documents.

(d)     Loan Document. This Second Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Amended Credit Agreement relating to Loan Documents shall apply hereto.

(e)     Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(f)     NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

(g)     GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

CIVEO CORPORATION

By:	/s/ Frank Steininger
Name:	Frank Steininger
Title:	Senior Vice President, Chief Financial
Officer and Treasurer

CIVEO U.S. HOLDINGS LLC

By:	/s/ Frank Steininger
Name:	Frank Steininger
Title:	Senior Vice President and Treasurer

CIVEO CANADA INC.

CIVEO PREMIUM CAMP SERVICES LTD.

By:	/s/ Frank Steininger
Name:	Frank Steininger
Title:	Director

CIVEO MANAGEMENT LLC

By:	/s/ Frank Steininger
Name:	Frank Steininger
Title:	Senior Vice President, Chief Financial
Officer and Treasurer

Signature Page to Second Amendment to Syndicated Facility Agreement

CIVEO PTY LIMITED

/s/ Bradley Dodson
Signature of Director

Bradley Dodson
Name of Director

/s/ Frank Steininger
Signature of Director

Frank Steininger
Name of Director

Signature Page to Second Amendment to Syndicated Facility Agreement

ROYAL BANK OF CANADA,
as Administrative Agent, U.S. Collateral Agent, Canadian Administrative Agent and Canadian Collateral Agent

By:	/s/ Ann Hurley
Name:	Ann Hurley
Title:	Manager, Agency

Signature Page to Second Amendment to Syndicated Facility Agreement

RBC EUROPE LIMITED,
as Australian Administrative Agent, Australian Collateral Agent and an Issuing Lender

By:	/s/ Johnson Tse
Name:	Johnson Tse
Title:	Authorized Signatory

Signature Page to Second Amendment to Syndicated Facility Agreement

ROYAL BANK OF CANADA, as a U.S. Lender,
the U.S. Swing Line Lender and an Issuing Bank

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

Signature Page to Second Amendment to Syndicated Facility Agreement

ROYAL BANK OF CANADA, as a Canadian
Lender, the Canadian Swing Line Lender and an Issuing Bank

By:	/s/ Maria E. Hushovd
Name:	Maria E. Hushovd
Title:	Authorized Signatory

Signature Page to Second Amendment to Syndicated Facility Agreement

ROYAL BANK OF CANADA, as an Australian
Lender and an Issuing Bank

By:	/s/ Marcus Rayment
Name:	Marcus Rayment
Title:	Vice President

Signature Page to Second Amendment to Syndicated Facility Agreement

THE BANK OF NOVA SCOTIA, as a Canadian
Lender and an Issuing Bank

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

Signature Page to Second Amendment to Syndicated Facility Agreement

THE BANK OF NOVA SCOTIA ASIA LIMITED,
as an Australian Lender

By:	/s/ Mark Levia
Name:	Mark Levia
Title:	Director and Head

Signature Page to Second Amendment to Syndicated Facility Agreement

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as an Australian Lender

By:	/s/ Michael W. Nygren
Name:	Michael W. Nygren
Title:	Vice President

Signature Page to Second Amendment to Syndicated Facility Agreement

WELLS FARGO BANK N.A., CANADIAN
BRANCH, as a Canadian Lender

By:	/s/ Lindy Couillard
Name:	Vice President
Title:	Wells Fargo Corporate Banking

Signature Page to Second Amendment to Syndicated Facility Agreement

NATIONAL AUSTRALIA BANK LIMITED
ABN # 12-004-044-937, as an Australian Lender
and the Bilateral Lender

By:	/s/ Clare McComb
Name:	Clare McComb
Title:	Director

Signature Page to Second Amendment to Syndicated Facility Agreement

NATIONAL AUSTRALIA BANK LIMITED
ABN # 12-004-044-937, as a U.S. Lender

By:	/s/ Clare McComb
Name:	Clare McComb
Title:	Director

Signature Page to Second Amendment to Syndicated Facility Agreement

CAPITAL ONE, N.A., as a U.S. Lender and an
Issuing Bank

By:	/s/ William P. Herrington
Name:	William P. Herrington
Title:	EVP

Signature Page to Second Amendment to Syndicated Facility Agreement

COMPASS BANK, as a U.S. Lender, Canadian
Lender and an Australian Lender

By:	/s/ Michael Song
Name:	Michael Song
Title:	Senior Vice President

Signature Page to Second Amendment to Syndicated Facility Agreement

ATB FINANCIAL, as a Canadian Lender

By:	/s/ Warren Goodwin
Name:	Warren Goodwin
Title:	Director

By:	/s/ Steven Ems
Name:	Steven Ems
Title:	Associate Director

Signature Page to Second Amendment to Syndicated Facility Agreement

NATIONAL BANK OF CANADA, as a Canadian
Lender and an Australian Lender

By:	/s/ Craig Braun
Name:	Craig Braun
Title:	Managing Director, Energy Services Group

By:	/s/ Darrell Stelmack
Name:	Darrell Stelmack
Title:	Director, Energy Services

Signature Page to Second Amendment to Syndicated Facility Agreement

FIRSTMERIT BANK, N.A., as a U.S. Lender

By:	/s/ Evan Bing
Name:	Evan Bing
Title:	Vice President

Signature Page to Second Amendment to Syndicated Facility Agreement

SUMITOMO MITSUI BANKING
CORPORATION, as a U.S. Lender

By:	/s/ Ryo Suzuki
Name:	Ryo Suzuki
Title:	General Manager

Signature Page to Second Amendment to Syndicated Facility Agreement

SUMITOMO MITSUI BANKING
CORPORATION OF CANADA, as a Canadian
Lender

By:	/s/ Alfred Lee
Name:	Alfred Lee
Title:	Managing Director

Signature Page to Second Amendment to Syndicated Facility Agreement

THE TORONTO-DOMINION BANK, as a
Canadian Lender and an Issuing Bank

By:	/s/ Roshni Patel
Name:	Roshni Patel
Title:	Senior Analyst
Commercial National Accounts

By:	/s/ Joe Seidel
Name:	Joe Seidel
Title:	Associate Vice President
Commercial National Accounts

Signature Page to Second Amendment to Syndicated Facility Agreement

TORONTO-DOMINION (TEXAS) LLC, as a U.S. Lender

By:	/s/ Mark Narbey
Name:	Mark Narbey
Title:	Vice President

Signature Page to Second Amendment to Syndicated Facility Agreement

CANADIAN WESTERN BANK, as a Canadian Lender

By:	/s/ Amin Haque
Name:	Amin Haque
Title:	Manager, Energy & Corporate Banking

By:	/s/ Arden Buskell
Name:	Arden Buskell
Title:	AVP & Manager, Energy Lending &
Corporate Banking

Signature Page to Second Amendment to Syndicated Facility Agreement